UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   October 25, 2002

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

Item 7.  Financial Statements and Exhibits.

(a)

Financial Statements.  None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.

99.1

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.  Regulation FD Disclosure.

On October 25, 2002, the Chief Executive Officer, Michael A. Woodhouse, and Chief Financial Officer, Lawrence E. White, of the Registrant delivered to the Secretary of the Securities and Exchange Commission in accordance with SEC Order No. 4-460 statements under oath regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended August 2, 2002. Copies of the statements are attached as Exhibits 99.1 and 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2002

CBRL GROUP, INC.

By:  /s/James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER  REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Michael A. Woodhouse, principal executive officer, state and attest that:

(1)

To the best of my knowledge, based upon a review of the covered reports of CBRL Group, Inc. (the “Company”), and, except as corrected or supplemented in a subsequent covered report:

•

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(1)

I have reviewed the contents of this statement with the Company’s Audit Committee.

(2)

In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•

Annual Report on Form 10-K of CBRL Group, Inc. filed with the Commission on October 25, 2002;

•

all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CBRL Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•

any amendments to any of the foregoing.

Date:  October 25, 2002

/s/Michael A. Woodhouse

Michael A. Woodhouse,

President & CEO

Subscribed and sworn to before me this 25th day of October, 2002.

/s/Noel Tippett

7-18-04

Notary Public

My Commission Expires

EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Lawrence E. White, principal financial officer, state and attest that:

(1)

To the best of my knowledge, based upon a review of the covered reports of CBRL Group, Inc. (the “Company”), and, except as corrected or supplemented in a subsequent covered report:

•

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(1)

I have reviewed the contents of this statement with the Company’s Audit Committee.

(2)

In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•

Annual Report on Form 10-K of CBRL Group, Inc. filed with the Commission on October 25, 2002;

•

all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CBRL Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•

any amendments to any of the foregoing.

Date: October 25, 2002

/s/Lawrence E. White

Lawrence E. White,

Sr. Vice President & CFO

Subscribed and sworn to before me this 25th day of October, 2002.

/s/Noel Tippett

7-18-04

Notary Public

My Commission Expires